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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 April 28, 2004
                Date of Report (Date of earliest event reported)


                           RS GROUP OF COMPANIES, INC.
                                -----------------
                             F/K/A RENT SHIELD CORP.
                           ---------------------------
             (Exact name of registrant as specified in this charter)



     FLORIDA                           0-50046                  65-1082128
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation                      File Number)           Identification No.)

         200 YORKLAND BLVD., SUITE 200, TORONTO, ONTARIO, CANADA M2J 5C1
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              (Address and Zip Code of Principal Executive Offices)

                    Issuer's Telephone Number: (416) 391 4223


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         The Board of Directors of each of RS Group of Companies, Inc. (formerly known as Rent Shield Corp.; the "Company") and Canadian Intermediaries Limited. ("CIL") a Lloyd's of London cover holder, agreed on April 30, 2004, to formalize the acquisition by the Company of all of the issued and outstanding shares of CIL (the "Acquisition"). The Acquisition was effected pursuant to a Share Purchase Agreement entered into by and between the Company and CIL on November 18, 2003.

ITEM 5. OTHER EVENTS.

On April 28, 2004 the Board of Directors of the Company issued 10,725,000 shares of Series B Convertible Preferred Shares (the "Series B Shares") which were offered to accredited individual and institutional investors in a private placement, in part to fund the Acquisition. Under the terms of the Series B Convertible Preferred Purchase Agreement, each investor purchased Series B Shares at $0.80 per share and also received three-year Common Stock Purchase Warrants for each share of Series B Shares purchased, the first half of which are exercisable at a price of $1.50 and the second half at $2.25. The Company raised $8,580,000, before expenses.

On April 30, 2004, the Company issued a press release announcing that on April 27, 2004 the Editorial Board of Standard & Poor's ("S&P") approved the Company for a complete corporate listing and description in S&P Corporation Records. A copy of this press release is attached hereto as Exhibit 99.1

On May 3, 2004, the Company issued a press release announcing that it has signed an exclusive strategic business relationship with Value Guaranteed Vacations, Inc., a privately held provider of timeshare value insurance, offering timeshare owners protection against devaluation and depreciation of their ownership interests. A copy of this press release is attached hereto as Exhibit 99.2

Forward-Looking Statements

This report contains ""forward-looking statements,"" as that term is defined under the Private Securities Litigation Reform Act of 1995, regarding the effect of the settlement of the above class action litigation involving the Company, and the financial impact of that settlement. The Company cautions that although such forward-looking statements are based on assumptions that it believes are reasonable, the Final Order and Judgment is appealable for a 30-day period from the date of the entry of the Final Order and Judgment. In particular, the charge taken by the Company might not reflect the costs associated with the enhanced warranty program provided under the Settlement, if the Final Order and Judgment is appealed, or if the number of ""Adjustable Separations"" as defined in the Settlement or the costs associated with satisfying the enhanced warranty claims significantly exceeds the estimates made by the Company.

Any forward-looking statements in this report are based on certain assumptions and analyses made by the Company in light of its experience and perception of trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that any such statements are not a guarantee that they will prove true and actual results or developments may differ materially from those projected. The Company makes no commitment to update any forward-looking statement included herein, or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RS Group of Companies, Inc.
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                                                   (Registrant)




                                                By: /S/ JOHN HAMILTON
                                                    -------------------
                                                    John Hamilton,
                                                    Chief Executive Officer

Dated: May 3, 2004.

                                       3

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INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION

99.1 Press Release by RS Group of Companies, Inc. dated April 30, 2004 announcing S&P approval of complete corporate listing and description in S&P Corporation Records.

99.2 Press Release by RS Group of Companies, Inc. dated May 3, 2004 announcing exclusive strategic business relationship with Value Guaranteed Vacations, Inc., a privately held provider of timeshare value insurance.